SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           26-Dec-02

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Dec-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         26-Dec-02


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Dec-02

DISTRIBUTION SUMMARY

                      Beginning                Current Perio     Accrued
        Original     Current Prin   Principal  Pass-Through     Interest
Class Face Value        Amount     Distribution    Rate     Distributed (1)
A-1    200,000,000     195,231,024   3,088,943      1.65000%        277,391
A-2    100,000,000      95,367,031   1,767,735      1.68000%        137,964
A-3     76,250,000      72,717,361   1,347,898      1.67000%        104,572
A-4     70,000,000      66,756,922   1,237,414      1.73000%         99,449
A-IO   298,987,500     288,148,466           0      6.62000%      1,754,051
M-1     31,500,000      31,500,000           0      2.18000%         59,133
M-2     23,650,000      23,650,000           0      2.73000%         55,597
B-1     18,600,000      18,600,000           0      3.48000%         55,738
B-2      5,000,000       5,000,000           0      3.88000%         16,706
X      525,000,050     510,903,473           0      1.73000%              0
R               50               0           0      1.38000%              0
Total  525,000,050     508,822,337   7,441,990                    2,560,600


                     Certificate      Ending
     Realized Loss     Interest    Current Prin
       Principal      Shortfall      Amount
Class
  A-1           N/A              0 192,142,080
  A-2           N/A              0  93,599,296
  A-3           N/A              0  71,369,463
  A-4           N/A              0  65,519,507
 A-IO           N/A              0 283,162,333
  M-1          0.00              0  31,500,000
  M-2          0.00              0  23,650,000
  B-1          0.00              0  18,600,000
  B-2          0.00              0   5,000,000
    X           N/A              0 504,566,037
    R           N/A              0           0
Total            0               0 501,380,348

AMOUNTS PER $1,000 UNIT
                                                 Interest        Ending
                         Prin          Int     Carry-forward  Current Prin
ClassCusip           Distribution  Distribution   Amount         Amount
A-1  22541NCN7         15.44471725  1.38695375   0.00000000    960.71040175
A-2  22541NCP2         17.67734630  1.37964300   0.00000000    935.99296310
A-3  22541NCQ0         17.67734623  1.37143095   0.00000000    935.99296302
A-4  22541NCR8         17.67734629  1.42070386   0.00000000    935.99296300
A-IO 22541NCS6          0.00000000  5.86663650   0.00000000    947.07080672
M-1  22541NCU1          0.00000000  1.87722222   0.00000000   1000.00000000
M-2  22541NCV9          0.00000000  2.35083340   0.00000000   1000.00000000
B-1  22541NCW7          0.00000000  2.99666667   0.00000000   1000.00000000
B-2  22541NCX5          0.00000000  3.34111200   0.00000000   1000.00000000
X    22541NCY3          0.00000000  0.00000000   0.00000000    961.07807454
R    22541NCT4          0.00000000  0.00000000   0.00000000      0.00000000

                                               GROUP 1      GROUP 2
(i)  Principal Distributions:
     Beginning Balance                         231221231.5  279682241.5
          Scheduled Principal                  148244.63    190162.51
          Prepayments (Includes Curtailments)  2482231.99   3516796.61
          Net Liquidation Proceeds             0            0
          Loan Purchase Prices                 0            0
          Substitution Adjustment Amount       0            0
          Total Principal Remittance           2630476.62   3706959.12
          Net Realized Losses                  0            0
     Ending Balance                            228590754.9  275975282.3

                                               TOTAL
(i)  Principal Distributions:
     Beginning Balance                         510903472.9
          Scheduled Principal                  338407.14
          Prepayments (Includes Curtailments)  5999028.6
          Net Liquidation Proceeds             0
          Loan Purchase Prices                 0
          Substitution Adjustment Amount       0
          Total Principal Remittance           6337435.74
          Net Realized Losses                  0
     Ending Balance                            504566037.2

                                               GROUP 1      GROUP 2
(v)  Aggregate Ending Collateral Balance       228590754.9  275975282.3

                                               TOTAL
(v)  Aggregate Ending Collateral Balance       504566037.2

(vi) Ending Overcollateralization Amount                    3185689.7

     Interest Distributions:                   GROUP 1      GROUP 2
     Scheduled Interest  - Net of Servicing Fee1593330.06   1934924.75
     Less Relief Act Interest Shortfall        0            0
     Less Net Prepayment Interest Shortfall    0            0
                                               1593330.06   1934924.75


     Interest Distributions:                   TOTAL
     Scheduled Interest  - Net of Servicing Fee3528254.81
     Less Relief Act Interest Shortfall        0
     Less Net Prepayment Interest Shortfall    0
                                               3528254.81

(vii)Servicing Fee                     96766.12    118477.28        215243.4
     Trustee Fee                         867.08      1048.81         1915.89
     FSA Premium                        9761.55      8404.22        18165.77
     Credit Risk Manager Fee            3371.98       4078.7         7450.68

                                   GROUP 1     GROUP 2      TOTAL
(ix) Advances      Curr Aggregate A   519149.77    626048.23         1145198
                   Out Aggregate Ad   486998.58    606966.35      1093964.93



(x), Delinquency Information
 (xii), (xv), (xxiii)
                   30-59 days delinquent       60-89 days delinquent
                   Count           Balance     Count        Balance
     Group 1                     57 7476926.162            9       1179153.9
     Group 2                     49 5790017.093            9     1602615.318
     Total                      106 13266943.26           18     2781769.218


                   90 or more days delinquent
                   Count           Balance
     Group 1                      9 1093852.511
     Group 2                     17 3228491.572
     Total                       26 4322344.083
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count       Balance
Gp 1           1740     228590754.9          26   3770142.94
Gp 2           1899     275975282.3          33  5355019.111
Total          3639     504566037.2          59  9125162.051

     Bankruptcy                    REO
     Count         Balance         Count       Balance      Market Value
Gp 1              3       561280.44           0            0               0
Gp 2              7      1039332.39           0            0               0
Total            10      1600612.83           0            0               0

(xiiiNum of Loans for which Prepay Prems were collected                   34
     Prin Bal of Loans for which Prepay Prems were collected     4713148.548
     Current amount of Prepayment Premiums                         164431.94

(xiv)Current Delinquency Rate (60+days)                          0.035337076
     Rolling Three Month Delinquency Rate (60+days)              0.016038662

(xvi)Number of Loans Repurchased                                           0
     Principal Balance of Loans Repurchased                                0

(xviiRealized Losses incurred during the related Due Period                0
     Cumulative Realized Losses since Startup Day                          0

(xix)Weighted Average Term to Maturity of Mortgage Loans                 347
(xxiiWeighted Average Gross Coupon of Mortgage Loans             0.087926547
(xxivWeighted Average Net Coupon of Mortgage Loans               0.082650954

(xx) Insured Payment on Class As                                           0

(xxv)Senior Enhancement Percentage                               0.158212147

(xxviNet Excess Spread                                           0.028185735

(xxviDeposit to Basis Risk Reserve Fund                                    0
     Basis Risk Reserve Fund Balance                                    5000

(xxviTotal Expected Loss on Olympus Serviced Loans               0.014769736

(xix)Realized Loss Percentage on Fairbanks Serviced Loans                  0
     Cumulative Realized Losses on Faribanks Serviced Loans                0
     Proceeds subsequent to a Final Recovery
     Determination on Fairbanks loans                                      0

     Has Fairbanks failed the Fairbanks Termination Test    NO
     Has Olympus failed the Servicer Termination Test       NO

(xxx)Delinquency Information
                   30-59 days delinquent       60-89 days delinquent
                   Count           Balance     Count        Balance
     Fairbanks                   72 10148898.85           13     1964564.949
     Olympus                     34  3118044.41            5     817204.2683
     Total                      106 13266943.26           18     2781769.218

                   90 or more days delinquent
                   Count           Balance
     Fairbanks                   13  2192028.45
     Olympus                     13 2130315.633
     Total                       26 4322344.083
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count       Balance
Fair           2346       348022579          40  6836839.953
Olym           1293     156543458.2          19  2288322.099
Total          3639     504566037.2          59  9125162.051

     Bankruptcy                    REO
     Count         Balance         Count       Balance      Market Value
Fair              7      1304438.49           0            0               0
Olym              3       296174.34           0            0               0
Total            10      1600612.83           0            0               0




     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA